Exhibit 99.1

Ligand to Acquire XOMA Royalty, Further Accelerating Profit Growth and Strengthening Ligand’s Position as a Leading Biopharma Royalty Aggregator

Transaction expands Ligand’s royalty portfolio to more than 200 assets and adds seven new commercial products

Bolsters and diversifies Ligand’s long-term compounding growth, adding a complementary portfolio across development stages, therapeutic areas, and modalities to broaden patient access and improve lives

Acquisition is expected to be immediately accretive to Ligand adjusted EPS; Ligand increases 2026 adjusted EPS guidance to $8.50-$9.501 and expects the transaction to be accretive by $1.50 per share to adjusted EPS in 2027 2

Ligand to hold investor call at 8:00 a.m. ET today

JUPITER, Fla. and EMERYVILLE, Calif., April 27, 2026—Ligand Pharmaceuticals Incorporated (Nasdaq: LGND) and XOMA Royalty Corporation (“XOMA Royalty”) (Nasdaq: XOMA), both biotechnology royalty aggregators, today announced that the companies have entered into a definitive agreement under which Ligand will acquire XOMA Royalty for $39.00 per share of common stock in cash, for a total equity value of approximately $739 million. XOMA Royalty stockholders are expected to separately receive one non-transferable Contingent Value Right (“CVR”) per share entitling the holder to receive a portion of 75% of the net proceeds that may result from certain pending litigation at XOMA Royalty. The cash purchase price at close represents an approximately 14% premium to XOMA Royalty’s 30 trading day volume weighted average price as of April 24, 2026, the last trading day prior to announcement of the transaction.

“The acquisition of XOMA Royalty presents a compelling opportunity for us to strengthen and diversify our portfolio across all stages of clinical development and accelerate our long-term profitable growth. This acquisition will add seven marketed products and nearly double our portfolio of Phase 2 and 3 assets, which we believe will create significant value for our stockholders, all through a single transaction,” said Todd Davis, CEO of Ligand. “The XOMA Royalty team has built a robust portfolio of complementary biopharmaceutical assets, and this acquisition will enable us to further grow and diversify in areas such as ophthalmology, oncology, CNS and rare diseases. With XOMA Royalty, we believe we will now be in an even stronger position to leverage our expertise and capital base to support broader patient access and advance late-stage clinical programs in a way that enhances patient outcomes and improves lives.

With this agreement, Ligand adds over 120 commercial, clinical, and preclinical stage assets to its broad and growing royalty portfolio highlighted by Roche’s VABYSMO® (faricimab-svoa), Day One Pharmaceuticals’ OJEMDA™ (tovorafenib), Zevra Therapeutics’ MIPLYFFA™ (arimoclomol), and 14 programs in late-stage development, highlighted by Takeda’s mezagitamab and certain assets from Takeda’s externalized asset portfolio, including osavampator, volixibat and OHB-607. The addition of the XOMA Royalty portfolio is expected to increase Ligand’s long-term growth profile.

“After evaluating a broad range of strategic and financing alternatives, we believe combining our diverse portfolio with a company that shares our commitment to helping the biopharmaceutical industry thrive represents the most compelling outcome for XOMA Royalty’s stockholders,” said Owen Hughes, CEO of XOMA Royalty. “The structure delivers to our stockholders both the intrinsic value of XOMA’s portfolio today and the optionality associated with our ongoing litigation with Janssen Biotech (now Johnson & Johnson Innovative Medicine) via the CVR. Since 2023, we significantly scaled our portfolio with the addition of multiple assets and two platform technologies, enabling numerous upcoming regulatory and clinical catalysts beginning in 2026 and continuing over the next several years. We believe coupling Ligand’s business development capabilities, portfolio management expertise plus the inherent financial synergies from this transaction position the combined company to maximize long-term value across the combined portfolio.”

Transaction Terms

Under the terms of the merger agreement, Ligand will acquire all the outstanding shares of common stock of XOMA Royalty for $39.00 per share in cash. The cash consideration for the transaction is expected to be funded with Ligand’s existing cash on hand and borrowings under Ligand’s existing credit facility. XOMA Royalty’s Series X Convertible Preferred Stock is expected to be converted into shares of common stock at its stated fixed price prior to closing, whereas the outstanding shares of Series A Preferred Stock and Series B Preferred Stock are expected to be redeemed. XOMA Royalty stockholders also will receive one CVR per share. The CVRs are intended to provide XOMA Royalty stockholders with the opportunity to receive certain net proceeds, if any are recovered, from certain ongoing litigation with regard to XOMA Royalty’s dispute with Janssen Biotech regarding the commercialization of TREMFYA®.

Timing and Approvals

The transaction has been unanimously approved by the Ligand and XOMA Royalty Boards of Directors. Entities affiliated with BVF Partners, which own approximately 21% of the outstanding shares of XOMA Royalty common stock and approximately 44% assuming the conversion of their Series X Convertible Preferred Stock, have agreed to convert such shares into shares of XOMA Royalty common stock prior to closing and have entered into a voting agreement in support of the transaction. In addition, XOMA Royalty’s directors and officers have also entered into voting agreements in support of the transaction. The transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, approval by XOMA Royalty stockholders and the receipt of certain regulatory approvals.

Financial Guidance Update

The transaction is expected to close in the third quarter of 2026 and to be immediately accretive to Ligand earnings per share. Ligand is increasing its 2026 revenue guidance to be in the range of $270 million to $310 million (previously $245 million to $285 million) and is raising adjusted earnings per diluted share1 guidance to $8.50 to $9.50 (previously $8.00 to $9.00). Royalties are now expected to range from $225 million to $250 million (previously $200 million to $225 million). Guidance for sales of Captisol® ($35 million to $40 million) and contract revenue ($10 million to $20 million) are unchanged. In addition, Ligand expects the transaction to be accretive by $1.50 per share to adjusted EPS in 2027.2

Investor Call

Ligand will host a conference call and webcast today beginning at 8:00 a.m. Eastern time (5:00 a.m. Pacific time) to discuss today’s announcement. To participate via telephone, please dial (800) 715-9871 (North America toll-free number) using the conference ID 8692804. International participants outside of Canada may use the toll number (646) 307-1963 and use the same conference ID. To participate via live or replay webcast, a link is available at www.ligand.com.

Advisors

Stifel is serving as lead financial advisor and Citi is serving as financial advisor, Paul Hastings LLP is serving as legal advisor and Collected Strategies is serving as strategic communications advisor to Ligand. Leerink Partners is serving as lead financial advisor and H.C. Wainwright & Co. is serving as financial advisor, and Gibson, Dunn & Crutcher LLP is serving as legal advisor to XOMA Royalty.

About XOMA Royalty Corporation

XOMA Royalty is a biotechnology royalty aggregator playing a distinctive role in helping biotech companies achieve their goal of improving human health. XOMA Royalty acquires the potential future economics associated with pre-commercial and commercial therapeutic candidates that have been licensed to pharmaceutical or biotechnology companies. When XOMA Royalty acquires the future economics, the seller receives non-dilutive, non-recourse funding they can use to advance their internal drug candidate(s) or for general corporate purposes. XOMA Royalty has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate). For more information about XOMA Royalty and its portfolio, please visit www.xoma.com or follow XOMA Royalty Corporation on LinkedIn.

About Ligand

Ligand is a leading royalty aggregator, partnering with biopharmaceutical companies to finance and advance late-stage clinical development programs. Ligand owns and manages one of the largest and most diversified portfolios of biopharmaceutical royalties in the industry, with economic interests in more than 100 development and commercial-stage assets. Ligand funds high-value programs in exchange for long-term economic interests, aligning capital with clinical and commercial success. Ligand’s royalty portfolio is designed to deliver consistent and predictable revenue streams across a broad range of therapeutic assets. Ligand also licenses its proprietary technologies, Captisol® and NITRICIL™, to support drug development and formulation across its global partner network. For more information, visit www.ligand.com or follow Ligand on X and LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Ligand’s proposed acquisition of XOMA Royalty, Ligand’s and XOMA Royalty’s products pipeline and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by XOMA Royalty stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including XOMA Royalty’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Ligand’s or XOMA Royalty’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or XOMA Royalty’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Ligand’s business and prospects, adverse developments in Ligand’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of XOMA Royalty’s commercialized and/or pipeline products or Ligand’s commercialized and/or pipeline products; risks associated with drug development; XOMA Royalty’s and Ligand’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of XOMA Royalty’s and Ligand’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by XOMA Royalty’s and Ligand’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by XOMA Royalty’s and Ligand’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Ligand and XOMA Royalty described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” (in the case of Ligand) and “Forward Looking Statements” (in the case of XOMA Royalty) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ligand and XOMA Royalty assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Ligand nor XOMA Royalty gives any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed acquisition, XOMA Royalty will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. The definitive proxy statement will be mailed to XOMA Royalty’s stockholders in connection with the proposed acquisition. This press release is not a substitute for the proxy statement or any other document that may be filed by XOMA Royalty with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at XOMA Royalty’s stockholder meeting to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in XOMA Royalty’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at investors.xoma.com.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

XOMA Royalty and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of XOMA Royalty in favor of the proposed acquisition. Information about XOMA Royalty’s directors and executive officers is set forth in XOMA Royalty’s proxy statement for its 2026 annual meetings of stockholders, which was filed with the SEC on March 30, 2026 and is available here. Additional information concerning the interests of XOMA Royalty’s participants in the solicitation, which may, in some cases, be different than those of XOMA Royalty’s stockholders generally, will be set forth in XOMA Royalty’s proxy statement relating to the proposed acquisition when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and at investors.xoma.com.

Contacts

For Ligand:

Investors:

Melanie Herman

investors@ligand.com

(858) 550-7761

Media:

Nick Lamplough/Jude Gorman

Ligand-CS@collectedstrategies.com

(917) 885-1013

For XOMA Royalty Corporation:

Investors:

Maghan Meyers

Maghan_@argotpartners.com

(646) 367-2769

Media:

Kathy Vincent

KV Consulting & Management

kathy@kathyvincent.com

(310) 403-8951

[1]

The financial outlook, expectations and other forward-looking statements provided by Ligand for 2026 and beyond reflect Ligand’s judgment based on the information available at the time of this release. Please see the “Cautionary Note Regarding Forward-looking Statements” section in this release for factors that may impact Ligand’s ability to meet expectations. A reconciliation of forward-looking non-GAAP core adjusted earnings per diluted share for 2026 to the most directly comparable GAAP measures was provided in Ligand’s Acquisition of XOMA Royalty Corporation presentation on April 27, 2026, which is available on Ligand’s investor relations website.

2

The financial outlook, expectations and other forward-looking statements provided by Ligand for 2026 and beyond reflect Ligand’s judgment based on the information available at the time of this release. Please see the “Cautionary Note Regarding Forward-looking Statements” section in this release for factors that may impact Ligand’s ability to meet expectations. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking core adjusted earnings per diluted share for 2027 is not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components thereof. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.